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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 31, 1999

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                             GOODNOISE CORPORATION
             (Exact name of registrant as specified in its charter)

           FLORIDA                          0-24671               65-0207877
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                                  Identification
                                                                     Number)

719 COLORADO AVE., PALO ALTO, CALIFORNIA                      94303
(Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code:  (650) 322-8910

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Item 2.  Acquisition or Disposition of Assets

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 31, 1999, related to the Registrant's completion of the acquisition of Creative Fulfillment, Inc. (d.b.a "Emusic") by means of a merger (the "Merger") of GN Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of GoodNoise ("Sub"), and Emusic, a California corporation, and the shareholders of Emusic (the "Shareholders"), as set forth below and in the pages attached hereto:

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired

     See Exhibit 99.2 for the audited financial statements of Creative Fulfillment, Inc. (d.b.a. "Emusic").

(b)  Pro Forma Financial Information

     See Exhibit 99.1 for the Unaudited Pro Forma Combined Condensed Financial Information.


(c)  Exhibits

     Exhibit No.  Description
     -----------  -----------

       99.1       Unaudited Pro Forma Combined Condensed Financial Information

       99.2 Audited Financial Statements of Creative Fulfillment Inc. (d.b.a. "Emusic") for the fiscal years ended October 31, 1997 and 1998, and unaudited Financial Statements for the three months ended January 31, 1998 and 1999.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GoodNoise Corporation


April 12, 1999                      By:  /s/ Joseph Howell
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                                         Joseph Howell
                                         Executive Vice President and
                                         Chief Financial Officer

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